UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 3, 2016

Quotient Technology Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36331	77-0485123
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

  400 Logue Avenue
Mountain View, California 94043

(Address of principal executive offices)

  (650) 605-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 3, 2016, Quotient Technology Inc. (the “Company”) issued a press release regarding financial results for the first quarter ended March 31, 2016. The Company also posted on its website (investors.quotient.com) slides with accompanying prepared remarks regarding such financial results. Copies of the press release and slides are attached as Exhibits 99.1 and 99.2, respectively, and the information in Exhibits 99.1 and 99.2 is incorporated herein by reference.

The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated May 3, 2016, regarding financial results of Quotient Technology Inc. for the first quarter ended March 31, 2016.

99.2	Slides of Quotient Technology Inc., dated May 3, 2016, regarding financial results of the first quarter ended March 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quotient Technology Inc.

By:	/s/ Jennifer Ceran
Jennifer Ceran
Chief Financial Officer

Date: May 3, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated May 3, 2016, regarding financial results of Quotient Technology Inc. for the first quarter ended March 31, 2016.

99.2	Slides of Quotient Technology Inc., dated May 3, 2016, regarding financial results of the first quarter ended March 31, 2016.